GUIDESTONE FUNDS
Supplement dated August 21, 2026
to
Statement of Additional Information for the Select Class (SAI) dated July 31, 2026
This supplement provides new information beyond that contained in the SAI. It should be retained and read in conjunction with the SAI.
I.  CHANGES TO MANAGEMENT OF THE FUNDS
Effective August 21, 2026, the SAI is hereby amended to add Patti Almanza as Chief Compliance Officer and AML Compliance Officer of the Trust.
In addition, effective August 21, 2026, all references to Matthew A. Wolfe, Chief Compliance Officer, Chief Legal Officer and AML Compliance Officer, are deleted in their entirety and replaced with Matthew A. Wolfe, Chief Legal Officer.
Under the section entitled Information About Each Director’s Qualifications, Experience, Attributes or Skills, beginning on page 53, in the “Officers Who Are Not Directors” section of the directors and officers table, Ms. Almanza is added in alphabetical order, and the disclosure for Mr. Wolfe is deleted in its entirety and replaced with the following:
Name (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Trusteeships/ Directorships Held by Director During Past 5 Years[2]
OFFICERS WHO ARE NOT DIRECTORS[3]
Patti Almanza (1963) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Chief Compliance Officer and AML Compliance Officer	Since 2026
Director, GSCM Compliance,
GuideStone Financial Resources,
2026– present; Independent
Compliance Consultant, Pattern
Training and Review, 2024 –
2026; Chief Compliance Officer,
NFJ Investment Group/Virtus
Investment Partners, 2020 –
2024.
			N/A	N/A
Matthew A. Wolfe (1982) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Chief Legal Officer	Since 2017[4]	Managing Director, Investments Compliance, Legal & Risk Management, GuideStone Financial Resources, 2020 – present.	N/A	N/A
(1)
Each Independent Director serves until his or her resignation, removal or mandatory retirement. Each Interested Director serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the Board of Trustees of GuideStone Financial Resources, if applicable. All Directors must retire at the end of the calendar year in which they attain the age of 80. Officers serve at the pleasure of the Board of Directors.
(2)
Directorships not included in the Trust complex that are held by a director in any company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the 1940 Act.
(3)
The officers of the Trust are affiliates of the Adviser due to their positions with the Adviser, GuideStone Financial Resources, GuideStone Investment Services and/or GuideStone Resource Management, Inc.
(4)
Mr. Wolfe has served as Chief Legal Officer since 2017. He also served as Chief Compliance Officer from 2020 to 2025 and again from April 2026 through August 2026, during which time he also served as AML Compliance Officer.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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